Exhibit 99.2

KPSN & Associates LLP Chartered Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Teyame AI LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Teyame 360, S.L., a company incorporated in Spain (the Company) as of December 31, 2025, and the related statement of operations, changes in stockholders’ equity, and cash flow for the year ended December 31, 2025, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for year ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

KPSN & Associates LLP Chartered Accountants

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company’s auditor since 2025.

Chennai, India.

March 31, 2026

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

TEYAME 360 S.L.

Condensed Balance Sheets

		As at	As at
Particulars	Notes	December 31, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	4	$1,796	$446
Accounts receivable	5	4,739,876	2,545,712
Due from affiliates	6	813,355	91,962
Other current assets	7	213,780	278,116
Total current assets		5,768,807	2,916,236

Property and equipment, net	8	1,493,770	1,850,433
Intangible assets, net	9	2,222,489	995,317
ROU asset	10	39,958	42,830
Investments	11	5,330	4,720
Deferred tax asset	12	435,314	717,784
Other non current assets	13	206,638	182,968

Total assets		$10,172,306	$6,710,288

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short term borrowings	14	3,444,288	$2,074,625
Lease liabilties	10	5,186	4,283
Accounts payable	15	2,938,731	685,964
Accrued payroll & benefits	16	526,436	2,245
Taxes payable	12	266,324	466,933
Total current liabilities		7,180,965	3,234,050

Long term debt	17	367,284	2,177,382
Long term lease liabilties	10	45,828	45,170
Other long-term liabilities	18	145,941	187,556

Total liabilities		7,740,018	5,644,158

Stockholders’ equity
Common stock, par value $1.07; 110,302 shares issued and outstanding as of December 31, 2025, and December 31, 2024, respectively.	19	117,648	117,648
Additional paid-in capital	20	2,721,528	2,721,528
Retained earnings	21	(565,608)	(1,726,018)
Accumulated other comprehensive deficit	22	158,720	(47,028)
Total stockholders’ equity		2,432,288	1,066,130

Total liabilities and stockholders’ equity		$10,172,306	$6,710,288

The accompanying notes are an integral part of these financial statements.

TEYAME 360 S.L.

Condensed Statement of Operations

		Year ended	Year ended
Particulars	Notes	December 31, 2025	December 31, 2024

Net revenue	23	$17,161,200	$17,920,415

Cost of revenue (exclusive of depreciation and amortization shown separately below)	24	9,263,018	9,938,328

Operating expenses	25
Selling, general & administrative expenses		5,349,905	5,717,366
Other operating income		-	11,973
Depreciation and amortization		882,527	652,615
Total operating expenses		6,232,432	6,381,954

Profit from operations		1,665,750	1,600,133

Other Income	26	14,019	5,555
Interest expense	27	(214,481)	(276,189)
Profit before income taxes		1,465,288	1,329,499

Income tax	12	(361,670)	(55,180)

Net profit / (loss)		$1,103,618	$1,274,319

Net income per common share—basic & diluted	28	$10.01	$11.55

Weighted average shares outstanding used in per common share computations:
Basic & Diluted		110,302	110,302

The accompanying notes are an integral part of these financial statements.

TEYAME 360 S.L.

Statement of Cash Flows

Particulars	Year ended December 31, 2025	Year ended December 31, 2024
Cash flows from operating activities
Net income / (loss)	$1,103,618	$1,274,319
Net unrealised exchange (gain)/ loss	262,540	(41,406)
Depreciation and amortization	882,527	652,615
Changes in operating assets and liabilities:
(Increase) / decrease in current assets
Accounts receivable	(2,194,163)	1,226,402
Due from affiliates	(721,392)	(19,758)
Other current assets	64,335	38,574
Increase / (decrease) in current liabilities
Lease liabilties (Current)	903	(25,683)
Accounts payable	2,252,767	(55,948)
Accrued payroll & benefits	524,191	(3,261)
Taxes payable	(562,278)	(73,826)
Net cash provided by / (used in) operating activities	1,613,048	2,972,028

Interest expense	214,481	276,189
Income tax expense	361,670	55,180
Net cash provided by / (used in) operating activities	2,189,199	3,303,397

Cash flows from investing activities
Property and equipment, net	(525,864)	(22,708)
Intangible assets, net	(1,227,172)	(958,850)
ROU Asset	2,872	(6,503)
Investments	(611)	424
Deferred tax assets	282,470	101,111
Other non current assets	(23,670)	14,928
Net cash provided by / (used in) investing activities	(1,491,975)	(871,598)

Cash flows from financing activities
Short term borrowings	1,369,662	(1,796,947)
Long term debt	(2,024,579)	(528,476)
Lease liabilties (Non-current)	658	45,170
Other long-term liabilities	(41,615)	(155,339)
Net cash provided by / (used in) financing activities	(695,874)	(2,435,591)

Net increase / (decrease) in cash and cash equivalents	1,350	(3,793)

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	446	4,239
Cash and cash equivalents at the end of the period	$1,796	$446

The accompanying notes are an integral part of these financial statements

TEYAME 360 S.L.

Statement of Changes in Stockholders’ Equity

	Common Stock		Additional Paid	Retained	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	in Capital	Earnings	Income (Loss)	Equity/(Deficit)
Balance as at December 31, 2023	110,302	$117,648	$2,721,528	$(3,000,893)	$(5,066)	$(166,783)
Net profit / (loss)	-	-	-	1,274,319	-	1,274,319
Adjustments	-	-	-	556	(41,962)	(41,406)
Balance as at December 31, 2024	110,302	117,648	2,721,528	(1,726,018)	(47,028)	1,066,130
Net profit / (loss)	-	-	-	1,103,618	-	1,103,618
Adjustments	-	-	-	56,792	205,748	262,540
Balance as at December 31, 2025	110,302	$117,648	$2,721,528	$(565,608)	$158,720	$2,432,288

The accompanying notes are an integral part of these financial statements

TEYAME 360 S.L.

NOTES TO THE FINANCIAL STATEMENTS

1	Organization Introduction

Teyame 360 S.L. (“the Company”) is a limited liability company incorporated and domiciled in Madrid, Spain, on October 13, 2010. The Company operates in the fields of advertising, marketing, public relations, and telecommunications, serving a diverse clientele primarily across Spain. Its registered office is located in Madrid, and the Company’s authorized capital stands at €3,006, divided into 3,006 shares of €1 each. The Company is managed by a sole administrator as designated under its articles of association.

Our Services:

The Company provides technology-enabled contact center and telemarketing services to support customer acquisition, sales conversion, appointment setting, customer support, and collections activities. The Company operates a 360-degree campaign management model designed to deliver integrated customer engagement services across multiple channels and business lines.

The Company’s operating model supports high-volume campaigns through geographically distributed teams and structured sales and service workflows. Its service offering includes commercial outreach, product and service promotion, customer relationship management support, survey handling, and related outbound and inbound contact center activities. The Company’s platform is intended to improve operational efficiency, service quality, and campaign performance across client engagements.

2	Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the euro (EUR), which reflects the currency of the primary economic environment in which it operates. However, these financial statements are presented in United States dollars (USD). Assets and liabilities denominated in euros have been translated into US dollars at the exchange rate prevailing at the balance sheet date, while revenues and expenses have been translated at average exchange rates for the respective reporting periods. The financial statements include the financial position of Teyame 360 S.L. as at December 31, 2025, and the results of its operations and cash flows for the years then ended. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results may differ from those estimates.

3	Summary of Significant Accounting Policies

3.1	Basis of Accounting:

The financial statements are prepared using the accrual basis of accounting, recognizing revenues when earned and expenses when incurred.

3.2	Foreign Currency Translation:

The functional currency of Teyame 360 S.L. is the euro (EUR). For reporting purposes, assets and liabilities are translated to US dollars (USD) at exchange rates in effect at the balance sheet date, and income and expense items are translated at average exchange rates for the year.

3.3	Revenue Recognition:

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, and collectibility is reasonably assured.

3.4	Cash and Cash Equivalents:

Includes deposits with banks and highly liquid investments with original maturities of three months or less at acquisition.

3.5	Accounts Receivable:

Accounts receivable are carried at original invoice amount less an allowance for doubtful accounts. The allowance for doubtful accounts is based on historical experience and a review of current receivables. Doubtful amounts are identified and written down as impairments when collection is no longer probable. The following table summarizes the aged receivables and provision for impairment as of year-end.

3.6	Property, Plant, and Equipment:

Stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives ranging from 3 to 10 years.

3.7	Intangible Assets:

Intangible assets subject to amortization are amortized over their estimated useful lives on a straight-line basis. Impairment is reviewed yearly or when events indicate possible decline in value.

3.8	Leases:

Leases are recognized as right-of-use assets and corresponding lease liabilities upon commencement, measured at the present value of future lease payments.

3.9	Income Taxes:

Deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between financial statement carrying amounts and tax bases. The Company recognizes tax positions only when it is more likely than not that the position will be sustained on examination.

3.10	Use of Estimates:

Management uses estimates and judgments when preparing financial statements that affect the valuation and presentation of assets, liabilities, income, and expenses. Actual results could differ from those estimates.

4	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and balances with banks. The Company maintains its cash balances with financial institutions.

Particulars	As at December 31, 2025	As at December 31, 2024
Cash in hand	$(5,186)	$72
Cash at bank	27,193	374
Total	$22,007	$446

5	Accounts Receivable

Accounts receivable are stated net of an allowance for doubtful accounts, which is based on historical collection experience and management’s assessment. The aging schedule classifies receivables by the length of time they have been outstanding. Significant overdue balances are reviewed regularly and provisions made for estimated uncollectible amounts.

Particulars	As at December 31, 2025	As at December 31, 2024
Accounts receivable (gross)	$4,739,876	$2,545,712
Less: Allowance for doubtful accounts	-	-
Total	$4,739,876	$2,545,712

6	Related Parties

Transactions and balances with related parties, including subsidiaries, affiliates, and key management personnel, are disclosed in accordance with US GAAP. The schedule includes receivables, payables, sales, purchases, and other transactions.

Transactions with Related party balances are as follows,

Particulars	As at December 31, 2025	As at December 31, 2024
Due from affiliates:
Long-term credit with Datono	$787,906	$72,338
Teyame Portugal Current Account	(1,290,545)	19,010
Mimonkey Current Account	(63,444)	614
Total	$-566,082	$91,962

7	Other Current Assets

Other current assets consist of short-term assets expected to be realized within one year and primarily include receivables and short term credits and investments. These balances are carried at cost and reviewed for recoverability at each reporting date.

Particulars	As at December 31, 2025	As at December 31, 2024
Staff-related receivables	$141,338	$74,253
Credits with Public Administrations	4,036	1,427
Short-term financial investments	8,100	46,751
Prepaid Expenses	(81,941)	155,685
Total	$71,533	$278,116

8	Property, Plant & Equipment

Property, Plant, and Equipment (PPE) are recorded at historical cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which typically range from 3 to 10 years depending on the asset class. Maintenance and repair costs are expensed as incurred, while major improvements and replacements are capitalized. When assets are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

Property and equipment consist of the following:

Particulars	As at December 31, 2025	As at December 31, 2024
Technical installations	$1,263,340	$1,591,249
Tools	1	373
Other installations	-	10,656
Furniture	89,852	95,181
Computer equipment	139,769	150,173
Other tangible fixed assets	807	2,801
Total	$1,493,770	$1,850,433

9	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any impairment losses. Amortization is computed on a straight-line basis over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the nature of the asset. Intangible assets with indefinite lives are not amortized but tested annually for impairment.

Expenditures that extend or enhance the life of intangible assets are capitalized, while costs related to ongoing maintenance are expensed as incurred. The major classes of intangible assets include computer software, development costs, licenses, and trademarks.

Intangible assets consist of the following:

	December 31, 2025				December 31, 2024
	Weighted average Remaining Useful life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Research and Development Expenses	4	$6,072,013	$3,865,371	$2,206,642	$4,519,174	$3,553,465	$965,709
Computer Applications	3	458,935	4 43,087	1 5,848	406,364	376,756	2 9,608
		$6,530,948	$4,308,458	$2,222,490	$4,925,538	$3,930,221	$995,317

Nature of Intangibles	Useful life
Research and Development Expenses	5 years
Computer Applications	4 years

10	Lease Obligations

Leases are recognized as right-of-use assets and corresponding lease liabilities at the commencement date. Lease liabilities are measured as the present value of the lease payments over the lease term, discounted at the appropriate rate. Right-of-use assets are depreciated over the lease term or useful life, whichever is shorter. The schedule presents lease obligations, classified as current and non-current liabilities, with maturity dates and lease terms. The Company assesses leases for impairment and lease modifications in accordance with US GAAP.

Short-term lease obligations:

Particulars	As at December 31, 2025	As at December 31, 2024
Lease liabilties	$5,186	$4,283

Long term lease obligations:

Particulars	As at December 31, 2025	As at December 31, 2024
ROU asset	$39,958	$42,830
Long term lease liabilties	$45,828	$45,170

11	Investments

Investments represent equity instruments held by the Company. Such investments are accounted for in accordance with US GAAP. The investments are measured at fair value as of each reporting date. Equity method investments are adjusted for the Company’s share of investees’ earnings or losses. The schedule details significant investments, carrying amounts, and income recognition.

Particulars	As at December 31, 2025	As at December 31, 2024
Exclusive Participation	$1	$1
Mimonkey Shares 100%	3,520	3,117
Capital Contribution UTE NTT Date UBT2 51.40%	1,809	1,602
Total	$5,330	$4,720

12	Income Taxes

Income tax expense includes current and deferred taxes, calculated based on enacted tax laws. Deferred taxes arise from temporary differences between book and tax bases of assets and liabilities. The schedule includes deferred tax assets and liabilities with explanations of valuation allowances if applicable.

Particulars	As at December 31, 2025	As at December 31, 2024
Deferred tax asset	$435,314	$717,784
Taxes payable	$266,324	$466,933
Income tax	$(361,670)	$(55,180)

13	Other Non-Current Assets

Other non-current assets consist of long-term assets not classified elsewhere and are expected to be realized beyond one year from the reporting date. These primarily include Security Deposits and Bonds, and are recorded at cost, net of any impairment, if applicable. The balance as at December 31, 2025 and 2024 are $2,06,638 and $1,82,968 respectively.

14	Short-Term borrowings

Short-term borrowings consist of obligations with original maturities of less than one year and are recorded at the principal amount outstanding plus accrued interest. Interest expense incurred on these borrowings is included in interest expense in the accompanying statement of operations.

Short-term borrowings increased significantly during the year ended December 31, 2025 compared to the prior year, primarily due to the reclassification of certain long-term borrowings due within one year from the reporting date.

Particulars	As at December 31, 2025	As at December 31, 2024
Debts with credit institutions	$3,444,288	$2,074,625

15	Accounts Payable

Accounts payable represent obligations to vendors and suppliers incurred in the normal course of business. The schedule provides details of payables by vendor type or age classification as applicable. No material related party payables are included in accounts payable.

Particulars	As at December 31, 2025	As at December 31, 2024
Trade Payables (Suppliers)	$210,504	$221,255
Other Payables (Various Creditors)	1,554,928	464,709
Total	$1,765,432	$685,964

16	Accrued Payroll & Benefits

Accrued payroll and benefits represent salaries, wages, bonuses, and related employee benefits earned by employees but not yet paid as of the reporting date. These amounts are recognized in the month in which the related services are rendered and are generally settled in the subsequent month.The balance is largely attributable to compensation accrued in the last month of the reporting period and is generally settled in the subsequent month. Personnel pending payments (remuneration pending payment) as at December 31, 2025 and 2024 are $5,26,436 and $2,245 respectively.

17	Long-Term Debt

Long-term debt consists primarily of bank loans and other financing arrangements, which are initially recorded at the proceeds received, net of transaction costs. Subsequently, these liabilities are measured at amortized cost using the effective interest method. Interest expense is recognized over the term of the debt based on the effective interest rate.

The terms and conditions of the long-term borrowings, including maturity dates, interest rates, collateral, and any covenants, are disclosed for each significant debt instrument.

During the year ended December 31, 2025, a significant portion of the Company’s long-term borrowings was repaid, resulting in a decrease in the outstanding debt balance compared to the prior year. In addition, certain borrowings have been reclassified as short-term as they are maturing within one year from the reporting date.

Particulars	As at December 31, 2025	As at December 31, 2024
Long-term debts with banks	$102,907	$1,629,082
Bsabadell Loan	244,281	303,351
Abanca ICO Loan 300,000	-	35,443
Caixa ICO Loan 300,000	-	34,630
Liberbank ICO Loan 150,000	-	17,732
B.Santander ICO Loan 600,000	(0)	86,496
ICO Bankia Loan 200,000	20,097	70,649
Total	$367,284	$2,177,382

18	Other Long-Term Liabilities

Other long-term liabilities consist of obligations that are not due within one year and are not classified elsewhere. These primarily include debt payable and deposits received, which are expected to be settled beyond one year from the reporting date. These balances are recognized at the amount expected to be settled.

Particulars	As at December 31, 2025	As at December 31, 2024
DEBT TO/P ATRATO	$-	$58,332
DEPOSIT RECEIVED EVERIS L/P	145,941	129,224
Total	$145,941	$187,556

19	Share capital

The Company’s authorized share capital consists of 110,302 common shares with a par value of $1.07 per share. As of December 31, 2025 and 2024, all authorized shares were issued, fully subscribed, and outstanding.

20	Additional paid-in capital

Additional paid-in capital represents the excess of consideration received over the nominal value of shares issued by the Company. As of December 31, 2025 and 2024, additional paid-in capital amounts to $27,21,528.

21	Retained earnings

Retained earnings represent the cumulative net income (loss) of the Company, including the profit or loss for the current period, reserves, and other accumulated earnings or results from prior periods. Changes in retained earnings during the periods presented are primarily attributable to profit or loss for the period and movements in reserves.

Particulars	As at December 31, 2025	As at December 31, 2024
Legal Reserve	$23,530	$23,530
Voluntary reserves	460,280	(976,520)
Reserve for prior years’ expenses	(261,860)	-
Remainder	85,038	85,038
Negative Results from Previous Exercises	(1,976,215)	(2,132,385)
Profit / (Loss) for the current period	1,103,618	1,274,319
Total	$(565,608)	$(1,726,018)

22	Accumulated other comprehensive deficit

Accumulated other comprehensive loss consists of foreign currency translation adjustments arising from the conversion from functional currency (Euro) to the reporting currency (U.S. Dollar). These adjustments are recorded in other comprehensive income (loss) in accordance with ASC 830 and are included as a separate component of shareholders’ equity. As of December 31, 2025 and 2024, accumulated other comprehensive loss amounts to $1,55,162 and $(47,028), respectively.

23	Revenue Recognition

Revenues are recognized when control of promised products or services transfers to the customer, in an amount that reflects the consideration expected in exchange, consistent with ASC 606. Performance obligations, transaction price, timing, and measurement of revenue are analyzed. The schedule breaks down revenue by major sources or contract types as applicable. The Net Revenue for the years ended December 31, 2025 and 2024 are $1,71,61,200 and $1,79,20,415 respectively.

24	Cost of Revenue / COGS

Cost of revenue consists of direct costs associated with the delivery of services during the period, including personnel and other service-related expenses. Such costs are recognized in the period in which the related services are rendered in accordance with U.S. GAAP. The cost of revenue incurred for the years ended December 31, 2025 and 2024 are $92,63,018 and $99,38,328 respectively.

25	Operating Expenses

Operating expenses consist of selling, general, and administrative expenses. The schedule disaggregates major categories such as salaries, marketing, rent, depreciation, and professional fees. Expense recognition follows the matching principle. During the prior year, the Company recognized certain immaterial losses arising in the course of operations, which were presented within operating results as part of other operating income (expense) in the accompanying income statement.

Particulars	As at December 31, 2025	As at December 31, 2024
Selling, general & administrative expenses	$5,349,905	$5,717,366
Other operating income	-	11,973
Depreciation and amortization	882,527	652,615
Total	$6,232,432	$6,381,954

26	Other Income

Other income consists of income and expenses arising from activities not directly related to the Company’s primary operations. Such amounts primarily include gains and losses on shares and investments, benefits from bonds, and other miscellaneous income. These items are recognized in the period in which they are earned or incurred in accordance with applicable U.S. GAAP. The other income for the years ended December 31, 2025 and 2024 are $14,019 and $5,555 respectively.

27	Interest expense

Interest expense consists of interest incurred on the Company’s borrowings and other financing arrangements. Interest expense primarily includes interest on debts with group and associated companies and debts with third parties. Interest is recognized using the effective interest method over the term of the underlying obligations. The interest expense for the years ended December 31, 2025 and 2024 are $(2,14,481) and $(2,76,189) respectively.

28	Net income per share

The Company presents basic and diluted earnings per share (“EPS”) data for its common stock which is calculated by dividing the net income attributable to stockholders of the Company by the weighted average number of shares of common stock outstanding during the period.

The following table presents the computation of basic and diluted net income per share:

Particulars	As at December 31, 2025	As at December 31, 2024
A. Net profit	$1,103,618	$1,274,319
B. Weighted average number of shares outstanding	110,302	110,302
C. Net income per share (A/B)	$10	$12

29	Use of Estimates & Judgments

The preparation of financial statements requires management to make estimates and assumptions affecting reported amounts. Areas subject to significant estimates include allowance for doubtful accounts, impairment assessments, useful lives of assets, and income tax provisions. Actual results may differ.

30	Commitments & Contingencies

Commitments include contractual obligations such as leases, purchase agreements, and loan guarantees. Contingent liabilities arise from legal claims and assessments. The notes detail material commitments and contingencies along with management’s assessment of potential exposures.

31	Subsequent Events

Events occurring between the balance sheet date and the issuance of financial statements that significantly impact the Company’s financial position or results are disclosed. The Company evaluates this period and discloses adjusting and non-adjusting events.

On January 29, 2026, the Company entered into a Share Purchase Agreement whereby 100% of its equity is to be sold to Teyame AI LLC (assignable to Healthcare Triangle, Inc.).

This transaction represents a non-adjusting subsequent event and, accordingly, no adjustments have been made to the financial statements for the year ended December 31, 2025. Management has determined that there is no impact on the carrying value of the Company’s assets and liabilities as a result of this transaction.

32	Recent Accounting Standards Adopted/Issued

Changes in accounting policies due to new or amended US GAAP standards adopted during the period are disclosed, including impacts on financial results. New pronouncements issued but not yet effective are summarized with potential future effects.

KPSN & Associates LLP Chartered Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Teyame AI LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Teyame 360, S.L., a company incorporated in Spain (the Company) as of December 31, 2024, and the related statement of operations, changes in stockholders’ equity, and cash flow for the year ended December 31, 2024, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for year ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

KPSN & Associates LLP Chartered Accountants

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company’s auditor since 2025.

Chennai, India.

March 31, 2026

Reg. Office: No.128, Crown Court, 1st Floor, Cathedral Road, Chennai – 600 086.

LLP identification Number: AAC-8221

TEYAME 360 S.L.

Condensed Balance Sheets

		As at	As at
Particulars	Notes	December 31, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	4	$446	$4,239
Accounts receivable	5	2,545,712	3,772,116
Due from affiliates	6	91,962	72,204
Other current assets	7	278,116	316,689
Total current assets		2,916,236	4,165,248

Property and equipment, net	8	1,850,433	2,480,339
Intangible assets, net	9	995,317	36,467
ROU asset	10	42,830	36,327
Investments	11	4,720	5,143
Deferred tax asset	12	717,784	818,895
Other non current assets	13	182,968	197,896

Total assets		$6,710,288	$7,740,315

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Short term borrowings	14	$2,074,625	$3,871,572
Lease liabilties	10	4,283	29,966
Accounts payable	15	685,964	741,912
Accrued payroll & benefits	16	2,245	5,505
Taxes payable	12	466,933	485,579
Total current liabilities		3,234,050	5,134,534

Long term debt	17	2,177,382	2,429,669
Long term lease liabilties	10	45,170	-
Other long-term liabilities	18	187,556	342,895

Total liabilities		5,644,158	7,907,098

Stockholders' equity
Common stock, par value $1.07; 110,302 shares issued and outstanding as of December 31, 2024, and December 31, 2023, respectively.	19	117,648	117,648
Additional paid-in capital	20	2,721,528	2,721,528
Retained earnings	21	(1,726,018)	(3,000,893)
Accumulated other comprehensive deficit	22	(47,028)	(5,066)
Total stockholders' equity		1,066,130	(166,783)

Total liabilities and stockholders' equity		$6,710,288	$7,740,315

The accompanying notes are an integral part of these financial statements.

TEYAME 360 S.L.

Condensed Statement of Operations

		Year ended	Year ended
Particulars	Notes	December 31, 2024	December 31, 2023

Net revenue	23	$17,920,415	$17,147,221

Cost of revenue (exclusive of depreciation and amortization shown separately below)	24	9,938,328	10,766,940

Operating expenses	25
Selling, general & administrative expenses		5,717,366	4,930,130
Other operating income		11,973	-
Depreciation and amortization		652,615	1,171,105
Total operating expenses		6,381,954	6,101,235

Profit from operations		1,600,133	279,046

Other Income	26	5,555	14,571
Interest expense	27	(276,189)	(276,696)
Profit before income taxes		1,329,499	16,921

Income tax	12	(55,180)	(55,681)

Net profit / (loss)		$1,274,319	$(38,760)

Net income per common share—basic & diluted	28	$11.55	$(0.35)

Weighted average shares outstanding used in per common share computations:
Basic & Diluted		110,302	110,302

The accompanying notes are an integral part of these financial statements.

TEYAME 360 S.L.

Statement of Cash Flows

Particulars	Year ended December 31, 2024	Year ended December 31, 2023
Cash flows from operating activities
Net income / (loss)	$1,274,319	$(38,760)
Net unrealised exchange (gain)/ loss	(41,406)	(7,759)
Depreciation and amortization	652,615	1,171,105
Changes in operating assets and liabilities:
(Increase) / decrease in current assets
Accounts receivable	1,226,402	285,015
Due from affiliates	(19,758)	(72,204)
Other current assets	38,574	(151,261)
Increase / (decrease) in current liabilities
Lease liabilties (Current)	(25,683)	26,136
Due to affiliates (Current)	-	(19,863)
Accounts payable	(55,948)	(973,579)
Accrued payroll & benefits	(3,261)	2,576
Taxes payable	(73,826)	12,331
Net cash provided by / (used in) operating activities	2,972,028	233,737

Interest expense	276,189	276,696
Income tax expense	55,180	55,681
Net cash provided by / (used in) operating activities	3,303,397	566,114

Cash flows from investing activities
Property and equipment, net	(22,708)	(775,956)
Intangible assets, net	(958,850)	101,627
ROU Asset	(6,503)	32,296
Investments	424	(173)
Deferred tax assets	101,111	27,286
Other non current assets	14,928	(6,919)
Net cash provided by / (used in) investing activities	(871,598)	(621,839)

Cash flows from financing activities
Short term borrowings	(1,796,947)	(543,381)
Long term debt	(528,476)	681,241
Lease liabilties (Non-current)	45,170	(28,897)
Other long-term liabilities	(155,339)	(49,156)
Net cash provided by / (used in) financing activities	(2,435,591)	59,807

Net increase / (decrease) in cash and cash equivalents	(3,793)	4,082

Cash and cash equivalents
Cash and cash equivalents at the beginning of the period	4,239	157
Cash and cash equivalents at the end of the period	$446	$4,239

The accompanying notes are an integral part of these financial statements

TEYAME 360 S.L.

Statement of Changes in Stockholders' Equity

	Common Stock		Additional Paid in	Retained	Accumulated Other Comprehensive	Total Stockholders'
	Shares	Amount	Capital	Earnings	Income (Loss)	Equity/(Deficit)
Balance as at December 31, 2022	110,302	$117,648	$2,721,528	$(2,951,933)	$(7,506)	$(120,263)
Net profit / (loss)	-	-	-	(38,760)	-	(38,760)
Adjustments	-	-	-	(10,200)	2,440	(7,760)
Balance as at December 31, 2023	110,302	117,648	2,721,528	(3,000,893)	(5,066)	(166,783)
Net profit	-	-	-	1,274,319	-	1,274,319
Adjustments	-	-	-	556	(41,962)	(41,406)
Balance as at December 31, 2024	110,302	$117,648	$2,721,528	$(1,726,018)	$(47,028)	$1,066,130

The accompanying notes are an integral part of these financial statements

TEYAME 360 S.L.

NOTES TO THE FINANCIAL STATEMENTS

1	Organization Introduction

Teyame 360 S.L. (“the Company”) is a limited liability company incorporated and domiciled in Madrid, Spain, on October 13, 2010. The Company operates in the fields of advertising, marketing, public relations, and telecommunications, serving a diverse clientele primarily across Spain. Its registered office is located in Madrid, and the Company’s authorized capital stands at €3,006, divided into 3,006 shares of €1 each. The Company is managed by a sole administrator as designated under its articles of association.

Our Services:

The Company provides technology-enabled contact center and telemarketing services to support customer acquisition, sales conversion, appointment setting, customer support, and collections activities. The Company operates a 360-degree campaign management model designed to deliver integrated customer engagement services across multiple channels and business lines.

The Company’s operating model supports high-volume campaigns through geographically distributed teams and structured sales and service workflows. Its service offering includes commercial outreach, product and service promotion, customer relationship management support, survey handling, and related outbound and inbound contact center activities. The Company’s platform is intended to improve operational efficiency, service quality, and campaign performance across client engagements.

2	Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the euro (EUR), which reflects the currency of the primary economic environment in which it operates. However, these financial statements are presented in United States dollars (USD). Assets and liabilities denominated in euros have been translated into US dollars at the exchange rate prevailing at the balance sheet date, while revenues and expenses have been translated at average exchange rates for the respective reporting periods. The financial statements include the financial position of Teyame 360 S.L. as at December 31, 2024, and the results of its operations and cash flows for the years then ended. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results may differ from those estimates.

3	Summary of Significant Accounting Policies

3.1	Basis of Accounting: The financial statements are prepared using the accrual basis of accounting, recognizing revenues when earned and expenses when incurred.

3.2

Foreign Currency Translation:

The functional currency of Teyame 360 S.L. is the euro (EUR). For reporting purposes, assets and liabilities are translated to US dollars (USD) at exchange rates in effect at the balance sheet date, and income and expense items are translated at average exchange rates for the year.

3.3	Revenue Recognition: Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, and collectibility is reasonably assured.

3.4	Cash and Cash Equivalents: Includes deposits with banks and highly liquid investments with original maturities of three months or less at acquisition.

3.5	Accounts Receivable:

Accounts receivable are carried at original invoice amount less an allowance for doubtful accounts. The allowance for doubtful accounts is based on historical experience and a review of current receivables. Doubtful amounts are identified and written down as impairments when collection is no longer probable. The following table summarizes the aged receivables and provision for impairment as of year-end.

3.6	Property, Plant, and Equipment: Stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives ranging from 3 to 10 years.

3.7

Intangible Assets:

Intangible assets subject to amortization are amortized over their estimated useful lives on a straight-line basis. Impairment is reviewed yearly or when events indicate possible decline in value.

3.8	Leases: Leases are recognized as right-of-use assets and corresponding lease liabilities upon commencement, measured at the present value of future lease payments.

3.9

Income Taxes:

Deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between financial statement carrying amounts and tax bases. The Company recognizes tax positions only when it is more likely than not that the position will be sustained on examination.

3.10

Use of Estimates:

Management uses estimates and judgments when preparing financial statements that affect the valuation and presentation of assets, liabilities, income, and expenses. Actual results could differ from those estimates.

4	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and balances with banks. The Company maintains its cash balances with financial institutions.

Particulars	As at December 31, 2024	As at December 31, 2023
Cash in hand	$72	$29
Cash at bank	374	4,209
Total	$446	$4,239

5	Accounts Receivable

Accounts receivable are stated net of an allowance for doubtful accounts, which is based on historical collection experience and management’s assessment. The aging schedule classifies receivables by the length of time they have been outstanding. Significant overdue balances are reviewed regularly and provisions made for estimated uncollectible amounts.

Particulars	As at December 31, 2024	As at December 31, 2023
Accounts receivable (gross)	$2,545,712	$3,772,116
Less: Allowance for doubtful accounts	-	-
Total	$2,545,712	$3,772,116

6	Related Parties

Transactions and balances with related parties, including subsidiaries, affiliates, and key management personnel, are disclosed in accordance with US GAAP. The schedule includes receivables, payables, sales, purchases, and other transactions.

Transactions with Related party balances are as follows,

Particulars	As at December 31, 2024	As at December 31, 2023
Due from affiliates:
Long-term credit with Datono	$72,338	$77,751
Teyame Portugal Current Account	19,010	17,107
Mimonkey Current Account	614	-
Current debt with Tey. Direct SL	-	(51,847)
Ivan Montero Rebato	-	19,668
Teyame Management Current Account	-	9,525
Total	$91,962	$72,204

7	Other Current Assets

Other current assets consist of short-term assets expected to be realized within one year and primarily include receivables and short term credits and investments. These balances are carried at cost and reviewed for recoverability at each reporting date.

Particulars	As at December 31, 2024	As at December 31, 2023
Staff-related receivables	$74,253	$48,107
Credits with Public Administrations	1,427	-
Short-term financial investments	46,751	75,426
Prepaid Expenses	155,685	193,156
Total	$278,116	$316,689

8	Property, Plant & Equipment

Property, Plant, and Equipment (PPE) are recorded at historical cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which typically range from 3 to 10 years depending on the asset class. Maintenance and repair costs are expensed as incurred, while major improvements and replacements are capitalized. When assets are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

Property and equipment consist of the following:

Particulars	As at December 31, 2024	As at December 31, 2023
Technical installations	$1,591,249	$2,087,757
Tools	373	1,607
Other installations	10,656	21,049
Furniture	95,181	122,303
Computer equipment	150,173	233,264
Other tangible fixed assets	2,801	14,360
Total	$1,850,433	$2,480,340

9	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any impairment losses. Amortization is computed on a straight-line basis over the estimated useful lives of the assets, which generally range from 3 to 10 years, depending on the nature of the asset. Intangible assets with indefinite lives are not amortized but tested annually for impairment.

Expenditures that extend or enhance the life of intangible assets are capitalized, while costs related to ongoing maintenance are expensed as incurred. The major classes of intangible assets include computer software, development costs, licenses, and trademarks.

Intangible assets consist of the following:

	December 31, 2024				December 31, 2023
	Weighted average Remaining Useful life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Research and Development Expenses	5	$ 4 5,19,173	$ 3 5,53,465	$9,65,708	$35,80,288	$35,80,288	$-
Computer Applications	4	4,06,365	3,76,756	29,609	4,10,673	3,74,205	36,468
		$ 4 9,25,538	$ 3 9,30,221	$9,95,317	$39,90,961	$39,54,493	$36,468

Nature of Intangibles	Useful life
Research and Development Expenses	5 years
Computer Applications	4 years

10	Lease Obligations

Leases are recognized as right-of-use assets and corresponding lease liabilities at the commencement date. Lease liabilities are measured as the present value of the lease payments over the lease term, discounted at the appropriate rate. Right-of-use assets are depreciated over the lease term or useful life, whichever is shorter. The schedule presents lease obligations, classified as current and non-current liabilities, with maturity dates and lease terms. The Company assesses leases for impairment and lease modifications in accordance with US GAAP.

Short-term lease obligations:

Particulars	As at December 31, 2024	As at December 31, 2023
Lease liabilties	$4,283	$29,966

Long term lease obligations:

Particulars	As at December 31, 2024	As at December 31, 2023
ROU asset	$42,830	$36,327
Long term lease liabilties	$45,170	$-

11	Investments

Investments represent equity instruments held by the Company. Such investments are accounted for in accordance with US GAAP. The investments are measured at fair value as of each reporting date. Equity method investments are adjusted for the Company’s share of investees’ earnings or losses. The schedule details significant investments, carrying amounts, and income recognition.

Particulars	As at December 31, 2024	As at December 31, 2023
Exclusive Participation	$1	$1
Mimonkey Shares 100%	3,117	3,311
Capital Contribution UTE NTT Date UBT2 51.40%	1,602	-
Capital Contribution to UTE Everis	-	1,831
Total	$4,720	$5,143

12	Income Taxes

Income tax expense includes current and deferred taxes, calculated based on enacted tax laws. Deferred taxes arise from temporary differences between book and tax bases of assets and liabilities. The schedule includes deferred tax assets and liabilities with explanations of valuation allowances if applicable.

Particulars	As at December 31, 2024	As at December 31, 2023
Deferred tax asset	$717,784	$818,895
Taxes payable	$466,933	$485,579
Income tax	$55,180	$55,681

13	Other Non-Current Assets

Other non-current assets consist of long-term assets not classified elsewhere and are expected to be realized beyond one year from the reporting date. These primarily include Security Deposits and Bonds, and are recorded at cost, net of any impairment, if applicable. The balance as at December 31, 2024 and 2023 are $1,82,968 and $1,97,896 respectively.

14	Short-Term borrowings

Short-term borrowings consist of obligations with original maturities of less than one year and are recorded at the principal amount outstanding plus accrued interest. Interest expense incurred on these borrowings is included in interest expense in the accompanying statement of operations.

Particulars	As at December 31, 2024	As at December 31, 2023
Debts with credit institutions	$2,074,625	$3,871,572

15	Accounts Payable

Accounts payable represent obligations to vendors and suppliers incurred in the normal course of business. The schedule provides details of payables by vendor type or age classification as applicable. No material related party payables are included in accounts payable.

Particulars	As at December 31, 2024	As at December 31, 2023
Trade Payables (Suppliers)	$221,255	$370,247
Other Payables (Various Creditors)	464,709	371,665
Total	$685,964	$741,912

16	Accrued Payroll & Benefits

Accrued payroll and benefits represent salaries, wages, bonuses, and related employee benefits earned by employees but not yet paid as of the reporting date. These amounts are recognized in the month in which the related services are rendered and are generally settled in the subsequent month.The balance is largely attributable to compensation accrued in the last month of the reporting period and is generally settled in the subsequent month. Personnel pending payments (remuneration pending payment) as at December 31, 2024 and 2023 are $2,245 and $5,505 respectively.

17	Long-Term Debt

Long-term debt consists primarily of bank loans and other financing arrangements, which are initially recorded at the proceeds received, net of transaction costs. Subsequently, these liabilities are measured at amortized cost using the effective interest method. Interest expense is recognized over the term of the debt based on the effective interest rate.

The terms and conditions of the long-term borrowings, including maturity dates, interest rates, collateral, and any covenants, are disclosed for each significant debt instrument.

Particulars	As at December 31, 2024	As at December 31, 2023
Long-term debts with banks	$1,629,082	$1,618,753
Bsabadell Loan	303,351	-
Abanca ICO Loan 300,000	35,443	149,320
Caixa ICO Loan 300,000	34,630	147,173
Liberbank ICO Loan 150,000	17,732	74,678
B.Santander ICO Loan 600,000	86,496	309,362
ICO Bankia Loan 200,000	70,649	130,383
Total	$2,177,382	$2,429,669

18	Other Long-Term Liabilities

Other long-term liabilities consist of obligations that are not due within one year and are not classified elsewhere. These primarily include debt payable and deposits received, which are expected to be settled beyond one year from the reporting date. These balances are recognized at the amount expected to be settled.

Particulars	As at December 31, 2024	As at December 31, 2023
DEBT TO/P ATRATO	$58,332	$205,599
DEPOSIT RECEIVED EVERIS L/P	129,224	137,296
Total	$187,556	$342,895

19	Share capital

The Company’s authorized share capital consists of 110,302 common shares with a par value of $1.07 per share. As of December 31, 2024 and 2023, all authorized shares were issued, fully subscribed, and outstanding.

20	Additional paid-in capital

Additional paid-in capital represents the excess of consideration received over the nominal value of shares issued by the Company. As of December 31, 2024 and 2023, additional paid-in capital amounts to $27,21,528.

21	Retained earnings

Retained earnings represent the cumulative net income (loss) of the Company, including the profit or loss for the current period, reserves, and other accumulated earnings or results from prior periods. Changes in retained earnings during the periods presented are primarily attributable to profit or loss for the period and movements in reserves.

Particulars	As at December 31, 2024	As at December 31, 2023
Legal Reserve	$23,530	$23,530
Voluntary reserves	(976,520)	(780,816)
Remainder	85,038	85,038
Negative Results from Previous Exercises	(2,132,385)	(2,289,883)
Profit / (Loss) for the current period	1,274,319	(38,760)
Total	$(1,726,018)	$(3,000,891)

22	Accumulated other comprehensive deficit

Accumulated other comprehensive loss consists of foreign currency translation adjustments arising from the conversion from functional currency (Euro) to the reporting currency (U.S. Dollar). These adjustments are recorded in other comprehensive income (loss) in accordance with ASC 830 and are included as a separate component of shareholders’ equity. As of December 31, 2024 and 2023, accumulated other comprehensive loss amounts to $(47,028) and $(5,066) respectively.

23	Revenue Recognition

Revenues are recognized when control of promised products or services transfers to the customer, in an amount that reflects the consideration expected in exchange, consistent with ASC 606. Performance obligations, transaction price, timing, and measurement of revenue are analyzed. The schedule breaks down revenue by major sources or contract types as applicable. The Net Revenue for the years ended December 31, 2024 and 2023 are $1,79,20,415 and $1,71,47,221 respectively.

24	Cost of Revenue

Cost of revenue consists of direct costs associated with the delivery of services during the period, including personnel and other service-related expenses. Such costs are recognized in the period in which the related services are rendered in accordance with U.S. GAAP. The cost of revenue incurred for the years ended December 31, 2024 and 2023 are $99,38,328 and $1,07,66,940 respectively.

25	Operating Expenses

Operating expenses consist of selling, general, and administrative expenses. The schedule disaggregates major categories such as salaries, marketing, rent, depreciation, and professional fees. Expense recognition follows the matching principle. During the prior year, the Company recognized certain immaterial losses arising in the course of operations, which were presented within operating results as part of other operating income (expense) in the accompanying income statement.

Particulars	As at December 31, 2024	As at December 31, 2023
Selling, general & administrative expenses	$5,717,366	$4,930,130
Other operating income	11,973	-
Depreciation and amortization	652,615	1,171,105
Total	$6,381,954	$6,101,235

26	Other Income

Other income consists of income and expenses arising from activities not directly related to the Company’s primary operations. Such amounts primarily include gains and losses on shares and investments, benefits from bonds, and other miscellaneous income. These items are recognized in the period in which they are earned or incurred in accordance with applicable U.S. GAAP. The other income for the years ended December 31, 2024 and 2023 are $5,555 and $14,571 respectively.

27	Interest expense

Interest expense consists of interest incurred on the Company’s borrowings and other financing arrangements. Interest expense primarily includes interest on debts with group and associated companies and debts with third parties. Interest is recognized using the effective interest method over the term of the underlying obligations. The interest expense for the years ended December 31, 2024 and 2023 are $(2,76,189) and $(2,76,696) respectively.

28	Net income per share

The Company presents basic and diluted earnings per share (“EPS”) data for its common stock which is calculated by dividing the net income attributable to stockholders of the Company by the weighted average number of shares of common stock outstanding during the period.

The following table presents the computation of basic and diluted net income per share:

Particulars	As at December 31, 2024	As at December 31, 2023
A. Net profit	$1,274,319	$(38,760)
B. Weighted average number of shares outstanding	110,302	110,302
C. Net income per share (A/B)	$11.55	$-0.35

29	Use of Estimates & Judgments

The preparation of financial statements requires management to make estimates and assumptions affecting reported amounts. Areas subject to significant estimates include allowance for doubtful accounts, impairment assessments, useful lives of assets, and income tax provisions. Actual results may differ.

30	Commitments & Contingencies

Commitments include contractual obligations such as leases, purchase agreements, and loan guarantees. Contingent liabilities arise from legal claims and assessments. The notes detail material commitments and contingencies along with management’s assessment of potential exposures.

31	Subsequent Events

Events occurring between the balance sheet date and the issuance of financial statements that significantly impact the Company’s financial position or results are disclosed. The Company evaluates this period and discloses adjusting and non-adjusting events.

32	Recent Accounting Standards Adopted/Issued

Changes in accounting policies due to new or amended US GAAP standards adopted during the period are disclosed, including impacts on financial results. New pronouncements issued but not yet effective are summarized with potential future effects.